                                                                    EXHIBIT 21.1

                               Subsidiary List

Name                                                   Place of Incorporation

305 W. Due West Ave. Inc.                                   Delaware
314 Commonwealth Ave. Inc.                                  Delaware
72nd Street Premises, Inc.                                  Delaware
Americal GP Corp.                                           Delaware
American Entertainment Depositary Corp.                     Delaware
American Entertainment Depositary Corp. II                  Delaware
American Entertainment Partners II L.P.                     Delaware
American Entertainment Partners L.P.                        Delaware
American Storage Properties L.P.                            Delaware
ASAS Investment Company                                     Delaware
Asesoria Empresarial ICC, S.A. de C.V.                      Mexico
Aurora Loan Services Inc.                                   Delaware
Banque Lehman Brothers S.A.                                 France
Boulevard Investors, Inc.                                   Delaware
Boulevard Real Estate Corp.                                 Delaware
Broad OK Corp.                                              Delaware
Broadway Oklahoma Associates                                Delaware
Burlington Investors Inc.                                   Delaware
CA Victory Assignor Corp.                                   Delaware
CA Victory Inc.                                             Delaware
Cable Income Services Inc.                                  Delaware
Canyon Terrace Inc.                                         Delaware
Canyon Terrace Ltd.                                         Delaware
Casitas Associates, Inc.                                    California
CG California Commercial Lending Inc.                       Delaware
CG Realty Funding Inc.                                      Delaware

Name                                                     Place of Incorporation

CG Zero Coupon Depositary Corp.                               Delaware
Client Account Protection Insurance Company                   Vermont
Cobex Realty Inc.                                             Texas
Commerical Asset Liability Management Limited                 England
Consolidated Real Property Corp.                              Nevada
Creekside Inc.                                                Delaware
Crescent Gardens Inc.                                         Delaware
DA Group Holdings Inc.                                        Delaware
DAG Lending Corp.                                             Delaware
DAG Realty Brokerage Inc.                                     New York
Diogenes Holdings Inc.                                        Delaware
Diogenes Investments Ltd.                                     Bermuda
Diogenes Management Company Inc.                              Delaware
E.H.P. Depositary Corp.                                       Delaware
Fiduciaria Lehman Brothers SPA Societa`
  di Intermediazione Mobiliare                                Italy
First Cap IV, Inc.                                            Delaware
First Dallas Associates Inc.                                  Delaware
Fundimmo Limited                                              England
GA Wildwood I Inc.                                            Georgia

Name                                            Place of Incorporation

GLG Partners Asset Management Limited                  Ireland
Grass Valley/Marguerite, Inc.                          California
Heritage Park II Inc.                                  Delaware
Heritage Park Inc.                                     Delaware
HillCreste Properties Inc.                             Delaware
Hollywood Partners Inc.                                Delaware
Indian Oaks Inc.                                       Delaware
Industrial Holdings Corporation                        New York
Jackson Capitol Inc.                                   Delaware
L Ram I, Inc.                                          Delaware
L Ram II, Inc.                                         Delaware
La Jolla GP Inc.                                       Delaware
Laurel Capital Growth Investors Corporation            Delaware
Laurel Centre Depositary Corp.                         Delaware
LB 1997-N1 Inc.                                        Delaware
LB 400 I Inc.                                          Delaware
LB 400 II Inc.                                         Delaware
LB 400 III Inc.                                        Delaware

Name                                 Place of Incorporation

LB 500 I Inc.                                Delaware
LB 500 II Inc.                               Delaware
LB 500 III Inc.                              Delaware
LB Austin Hotel I Inc.                       Delaware
LB Austin Hotel II Inc.                      Delaware
LB BBB I Inc.                                Delaware
LB BBB II Inc.                               Delaware
LB BBB III Inc.                              Delaware
LB Energy Inc.                               Delaware
LB Funding Corp. II                          Delaware
LB II 1997-N1 Inc.                           Delaware
LB Impala Associates Inc.                    Delaware
LB Midlands I Inc.                           Delaware
LB North Hills II Inc.                       Delaware
LB North Hills Inc.                          Delaware
LB Richmond I Inc.                           Delaware
LB Saddleback I Inc.                         Delaware
LB Saddleback Inc.                           Delaware
LB Wellington Tower Associates Inc.          Delaware
LB West 45th Street Associates Inc.          Delaware
LB Westbury I Inc.                           Delaware
LB Worldwide Services Co.                    Delaware
LBAC Holdings I Inc.                         Delaware
LBTS1, Inc.                                  Delaware
LBTS2, Inc.                                  Delaware
Lehman ALI Inc.                              Delaware

Name                                                      Place of Incorporation

Lehman Brothers (Luxembourg) S.A.                                Luxembourg
Lehman Brothers (Taiwan) Ltd.                                    Taiwan
Lehman Brothers (Thailand) Limited                               Thailand
Lehman Brothers Argentina S.A.                                   Argentina
Lehman Brothers Asia Capital Company                             Hong Kong
Lehman Brothers Asset Trading Inc.                               Delaware
Lehman Brothers Bankhaus Aktiengesellschaft                      Germany
Lehman Brothers Canada Inc.                                      New Brunswick
Lehman Brothers Capital GmbH                                     Germany
Lehman Brothers Commercial Corporation                           Delaware
Lehman Brothers Commercial Corporation Asia Limited              Hong Kong
Lehman Brothers Commodities Far East Inc.                        Delaware
Lehman Brothers do Brasil Ltda                                   Brazil
Lehman Brothers EBS Limited                                      United Kingdom
Lehman Brothers Finance S.A.                                     Switzerland
Lehman Brothers Futures Asia Limited                             Hong Kong
Lehman Brothers Futures Asset Management Corp.                   Delaware
Lehman Brothers Gilts Ltd.                                       United Kingdom
Lehman Brothers Global Asset Management Inc.                     Delaware
Lehman Brothers Global Finance Limited                           United Kingdom
Lehman Brothers Global Managers Inc.                             Delaware
Lehman Brothers Holdings Plc                                     United Kingdom
Lehman Brothers Inc.                                             Delaware
Lehman Brothers International (Europe)                           United Kingdom
Lehman Brothers International S.A.                               Spain
Lehman Brothers International S.P.A.                             Italy
Lehman Brothers Investments PTE Limited                          Singapore
Lehman Brothers Japan Inc.                                       Delaware
Lehman Brothers Limited                                          United Kingdom
Lehman Brothers Merchant Banking Advisors II Inc.                Delaware

Name                                                      Place of Incorporation

Lehman Brothers Merchant Banking Advisors Inc.                    Delaware
Lehman Brothers Merchant Banking Partners II Inc.                 Delaware
Lehman Brothers Nominees Limited                                  United Kingdom
Lehman Brothers Offshore Partners II Ltd.                         Bermuda
Lehman Brothers Pera Cable Inc.                                   Delaware
Lehman Brothers Pera Inc.                                         Delaware
Lehman Brothers Power Inc.                                        Delaware
Lehman Brothers Realty Corp.                                      Delaware
Lehman Brothers Services SNC                                      France
Lehman Brothers South Asia Limited                                Hong Kong
Lehman Brothers SpA Societa Di Intermediazione Mobiliare          Italy
Lehman Brothers TB Inc.                                           Delaware
Lehman Brothers Trading Services B.V.                             Netherlands
Lehman Brothers Treasury Co. B.V.                                 Netherlands
Lehman Brothers Trust Company                                     New York
Lehman Brothers Trustees S.A.                                     Switzerland
Lehman Brothers U.K. Holdings (Delaware) Inc.                     Delaware
Lehman Brothers UK Holdings Ltd.                                  England
Lehman Brothers Verwaltungs-und Beteiligungsgesellschaft mbH      Germany
Lehman Brothers/FW Inc.                                           Delaware
Lehman Brothers/MBGP Inc.                                         Delaware
Lehman Brothers/MBLP Inc.                                         Delaware
Lehman Brothers/Rosecliff Inc.                                    Delaware
Lehman Electric Inc.                                              Delaware
Lehman Housing Capital Inc.                                       Delaware
Lehman Housing Lending Corp.                                      Delaware
Lehman Investments Inc.                                           Delaware
Lehman JFK MM Inc.                                                Delaware
Lehman JFK Non-MM Inc.                                            Delaware

Name                                                      Place of Incorporation

Lehman Lending Corp.                                              Delaware
Lehman Ltd. I Inc.                                                Delaware
Lehman Management Company (Ireland) Limited                       Ireland
Lehman Structured Assets Inc.                                     Delaware
Lehman Syndicated Loan Inc.                                       Delaware
Lehman Tax Credit Advisor Inc.                                    Delaware
Lehman/SDI Inc.                                                   Delaware
LHCI GP IX Inc.                                                   Delaware
LHCI GP VI Inc.                                                   Delaware
LHCI GP VII Inc.                                                  Delaware
LHCI GP VIII Inc.                                                 Delaware
LIBRO Holdings I Inc.                                             Delaware
LIBRO Holdings II Inc.                                            Delaware
Lowell Investors Inc.                                             Delaware
Lowell Real Estate Corp.                                          Delaware
Malibu Canyon Inc.                                                Delaware
Manhattan Beach Commercial Properties III Depositary Inc.         Delaware
Manhattan Beach Commercial Properties III Inc.                    Delaware
Medical Office Properties Depositary Inc.                         Delaware
Medical Office Properties Inc.                                    Delaware
Messal Nominees Limited                                           United Kingdom
Midwest Centers Depositary Inc.                                   Delaware
Morgan Drive Property Co.                                         Delaware
MTGCO Inc.                                                        Delaware
N.P. Investment XIX Co.                                           Delaware
N.P. Investment XV Co.                                            Delaware

Name                                                      Place of Incorporation

N.P. Investment XVI Co.                                           Delaware
N.P. Investment XVII Co.                                          Delaware
N.P. Investment XVII Co.                                          Florida
N.P. Investment XVIII Co.                                         Delaware
N.P. Investment XX Co.                                            Delaware
N.P. Investment XXI Co.                                           Delaware
NGP Inc.                                                          Delaware
NJ Atlantic Inc.                                                  Delaware
NJ Somerset Inc.                                                  Delaware
Novacorp Realty/GP Inc.                                           Canada
Pacific Village Inc.                                              Delaware
PAMCO (No. 2) Limited                                             United Kingdom
PAMCO (UK) Limited                                                United Kingdom
PAMI Central Islip Inc.                                           Delaware
PAMI Michigan Inc.                                                Delaware
PAMI Newark Inc.                                                  Delaware
PAMI Nominee Corporation                                          Delaware
PAMI Raymond Inc.                                                 Delaware
PDF86 Depositary Corp.                                            Delaware
Platform Finance Limited                                          United Kingdom
Platform Home Mortgage Securities No. 1 Plc                       United Kingdom
Platform Home Mortgage Securities No. 2 Plc                       United Kingdom
Platform Home Mortgage Securities No. 4 Limited                   United Kingdom
Platform Home Mortgage Securities No. 5 Limited                   England
Platform Investments                                              England
Platform Mortgage                                                 United Kingdom
Playa Blanca Inc.                                                 Delaware
Prime Depositary Corp.                                            Delaware
Principal Growth Realty Funding, Inc.                             Delaware
Principal Growth Realty Management Inc.                           Delaware
Prometheus GP Inc.                                                Delaware
Prometheus II Inc.                                                Delaware
Property Asset Management Inc.                                    Delaware

Name                                       Place of Incorporation

Raintree GP Inc.                                  Delaware
Regional Malls Depositary Corp.                   Delaware
Regional Malls Inc.                               Delaware
Research Partners Inc.                            Washington
Revival Holdings Limited                          Cayman Islands
Rock Hill Investors, Inc.                         Delaware
Senior Income Depositary, Inc.                    Delaware
Sharpstown Center Inc.                            New York
SM7 Apartment Investors Inc.                      Texas
South Cobb Land Inc.                              Georgia
Stamford Real Estate Corporation                  Delaware
Stamford Towers Depositary Corp.                  Delaware
Stamford Towers Inc.                              Delaware
Storage Inc.                                      Delaware
Storm Funding Ltd.                                England
Sunrise Finance Co., Ltd.                         Japan

Name                                        Place of Incorporation

Tower Investors, Inc.                             Delaware
Tower Real Estate Corporation                     Delaware
Trans Orbital Sciences Inc.                       Delaware
Union Square Depositary Corp.                     Delaware
Walnut Grove GP Corp.                             Delaware
Warner Center Inc.                                Delaware
Warner Center/MGP Inc.                            Delaware
Warren Atlantic Inc.                              Delaware
Warren/GP Corp.                                   Delaware
Wellington-Medford III Properties, Inc.           Massachusetts
Winter Garden, Inc.                               Delaware
Working Interest Inc.                             Delaware